UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2006

ALLOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

000-29815

(Commission File Number)

Delaware	54-1655029
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

11080 CirclePoint Road, Suite 200

Westminster, Colorado 80020

(Address of principal executive offices and Zip Code)

(303) 426-6262

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 6, 2006, Allos Therapeutics, Inc., a Delaware corporation (the “Company”), issued a press release relating to the Company’s financial results for fiscal year 2005. The press release is attached hereto as Exhibit 99.1, which is furnished under Item 2.02 of this report and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release, dated March 6, 2006, entitled “Allos Therapeutics Reports 2005 Financial Results”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 6, 2006

ALLOS THERAPEUTICS, INC.

By:	/s/ MARC H. GRABOYES
Marc H. Graboyes
Its:	Vice President and General Counsel